UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   August 15, 2017

HILL INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-33961	20-0953973
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Square 2005 Market Street, 17th Floor Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (215) 309-7700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 3.01.                                        Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 15, 2017, Hill International, Inc. (the “Company”) received a notice from the New York Stock Exchange (the “NYSE”) indicating that the Company is not in compliance with the NYSE’s continued listing requirements under the timely filing criteria established in Section 802.01E of the NYSE Listed Company Manual as a result of its failure to timely file its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2017 (the “Form 10-Q”).

As reported by the Company in its Form 12b-25 filed with the Securities and Exchange Commission (the “SEC”) on August 10, 2017, the Company was unable to file the Form 10-Q within the prescribed time period without unreasonable effort or expense. The extension period provided under Rule 12b-25 expired on August 14, 2017. The reason for the delay is that the Company is continuing to compile information regarding, and complete the proper accounting and related tax treatment of, the sale of the Company’s Construction Claims Group which was completed during the second quarter of 2017, and to assess the Company’s accounting for comprehensive income (loss) in conjunction with the accounting for the sale of the Construction Claims Group. The Company is currently uncertain as to the scope or size of any adjustment that may be required from its assessment of comprehensive income (loss). The Company will not be able to file the Form 10-Q until the compilation, accounting and assessment are completed.

The NYSE informed the Company that, under the NYSE’s rules, the Company will have six months from August 15, 2017 to file the Form 10-Q with the SEC. The Company can regain compliance with the NYSE continued listing requirements at any time before that date by filing the Form 10-Q with the SEC. The Company will file the Form 10-Q as soon as practicable. If the Company fails to file the Form 10-Q before the NYSE’s compliance deadline, the NYSE may grant, at its sole discretion, an extension of up to six additional months for the Company to regain compliance, depending on the specific circumstances. The letter from the NYSE also notes that the NYSE may nevertheless commence delisting proceedings at any time if it deems that the circumstances warrant.

Item 8.01.                                        Other Events.

Attached as Exhibit 99.1 hereto, and incorporated herein by reference, is a copy of the Company’s press release dated August 18, 2017, announcing the receipt of the NYSE notice.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No..	Description

99.1	Press Release dated August 18, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILL INTERNATIONAL, INC.

	By:	/s/ John Fanelli, III
	Name:	John Fanelli, III
Dated: August 18, 2017	Title:	Executive Vice President and Chief Financial Officer